As filed with the Securities and Exchange Commission on October 19, 2006
                                                 Registration No. 333-
================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            EXLSERVICE HOLDINGS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
           DELAWARE                          541990                    82-0572194
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL       (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)   IDENTIFICATION NUMBER)

                                 350 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 277-7100
          (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
             AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  VIKRAM TALWAR
                             CHIEF EXECUTIVE OFFICER
                            EXLSERVICE HOLDINGS, INC.
                                 350 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 277-7100
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:
           JOHN C. KENNEDY, ESQ.                          AMIT SHASHANK                     JANET L. FISHER, ESQ.
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP    GENERAL COUNSEL AND VICE PRESIDENT   CLEARY GOTTLIEB STEEN & HAMILTON LLP
        1285 AVENUE OF THE AMERICAS                 EXLSERVICE HOLDINGS, INC.                 ONE LIBERTY PLAZA
       NEW YORK, NEW YORK 10019-6064                     350 PARK AVENUE                   NEW YORK, NEW YORK 10006
            (212) 373-3000                            NEW YORK, NEW YORK 10022              (212) 225-2000
          FAX: (212) 757-3990                            (212) 277-7100

                        ______________________________

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-121001

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[_]

                         CALCULATION OF REGISTRATION FEE
================================================================================
                                              PROPOSED MAXIMUM      AMOUNT OF
            TITLE OF EACH CLASS OF           AGGREGATE OFFERING   REGISTRATION
          SECURITIES TO BE REGISTERED           PRICE (1)(2)           FEE
--------------------------------------------------------------------------------
Common Stock, $0.001 par value per share         $8,625,000           $923
================================================================================
(1) Includes shares which may be purchased to cover over-allotments, if any. The $8,625,000 proposed maximum aggregate offering price is in addition to the $69,000,000 proposed maximum aggregate offering price registered pursuant to the Registrant's Registration Statement on Form S-1 (File No. 333-121001). A registration fee was previously paid in connection with that Registration Statement.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
================================================================================

                                                                               2
                                EXPLANATORY NOTE


         This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"), and includes the registration statement facing page, this page, the signature page, an exhibit index and exhibits. Pursuant to Rule 462(b), the contents of the registration statement on Form S-1 (File No. 333-121001) of ExlService Holdings, Inc. (the "Registrant"), including the exhibits thereto, are incorporated by reference into this registration statement.

        The Registrant hereby certifies that it (i) has instructed its bank to transmit to the Securities and Exchange Commission (the "Commission") the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on October 20, 2006), (ii) will not revoke such instructions, (iii) has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) will confirm receipt of such instructions by its bank during the bank's regular business hours no later than October 20, 2006.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.



         All exhibits filed with or incorporated by reference in Registration Statement No. 333-121001 are incorporated by reference into, and shall be deemed to be a part of, this registration statement, except for the following, which are filed herewith.

Exhibit
Number   Description of Exhibit
------   ----------------------

5.1 Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to the legality of the shares registered hereunder.

23.1     Consent of Ernst & Young LLP.

23.2     Consent of Russell Bedford Stefanou Mirchandani LLP.

23.3     Consent of Paul,  Weiss,  Rifkind,  Wharton & Garrison LLP (included in
         Exhibit 5.1).

24.1 Powers of Attorney (incorporated by reference to Exhibit 24.1 to the Registration Statement on Form S-1 of ExlService Holdings, Inc. (Registration No. 333-121001)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 19, 2006.

                            EXLSERVICE HOLDINGS, INC.



                                        By:  /s/ Vikram Talwar
                                             ----------------------------
                                             Name:  Vikram Talwar
                                             Title: Chief Executive Officer and
                                                    Director


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities on the 19th day of October, 2006.


              SIGNATURE                                     TITLE
----------------------------------------   ------------------------------------

                   *
----------------------------------------   Chief Executive Officer and Director
           VIKRAM TALWAR                      (Principal Executive Officer)


                   *
----------------------------------------   President, Chief Financial Officer
            ROHIT KAPOOR                      and Director (Principal Financial
                                              and Accounting Officer)


                   *
----------------------------------------
          STEVEN B. GRUBER                 Chairman of the Board

                   *
----------------------------------------
       BRADFORD E. BERNSTEIN               Director

                   *
----------------------------------------
         EDWARD V. DARDANI                 Director

                   *
----------------------------------------
         JAMES C. HALE, III                Director

                   *
----------------------------------------
           DAVID B. KELSO                  Director

                   *
----------------------------------------
        DR. MOHANBIR SAWHNEY               Director

                   *
----------------------------------------
          GAREN K. STAGLIN                 Director


      *By: /s/ Vikram Talwar
           --------------------------------
            Vikram Talwar, Attorney in Fact

                                INDEX TO EXHIBITS


Exhibit
Number   Description of Exhibit
------   ----------------------

5.1 Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to the legality of the shares registered hereunder.

23.1     Consent of Ernst & Young LLP.

23.2     Consent of Russell Bedford Stefanou Mirchandani LLP.

23.3     Consent of Paul,  Weiss,  Rifkind,  Wharton & Garrison LLP (included in
         Exhibit 5.1).

24.1 Powers of Attorney (incorporated by reference to Exhibit 24.1 to the Registration Statement on Form S-1 of ExlService Holdings, Inc. (Registration No. 333-121001)).